Electronic Acknowledgement Receipt

EFS ID:	18589742
Application Number:	61970600
International Application Number:	
Confirmation Number:	6850
Title of Invention:	ULTRA PURE HYDROGEN GENERATING DEVICE
First Named Inventor/Applicant Name:	Gennadiy Glazunov
Customer Number:	64767
Filer:	Tracy P. Jong
Filer Authorized By:	
Attorney Docket Number:	2705-AC
Receipt Date:	26-MAR-2014
Filing Date:	
Time Stamp:	15:33:19
Application Type:	Provisional

Payment information:

Submitted with Payment	yes
Payment Type	Deposit Account
Payment was successfully received in RAM	$130
RAM confirmation Number	2031
Deposit Account	504258
Authorized User	

File Listing:

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)

1	Drawings-only black and white line drawings	20140326GlazunovDrawings-Prov-screen.pdf	50661 [illegible]	no	3
Warnings:					
Information:					
2	Specification	20140326GlazunovSpecClaimsAbs-Prov-screen.pdf	95903 [illegible]	no	20
Warnings:					
Information:					
3	Application Data Sheet	aia0014.pdf	1561091 [illegible]	no	7
Warnings:					
Information:					
4	Power of Attorney	SignedAmazonicaPOA.pdf	967180 [illegible]	no	2
Warnings:					
Information:					
5	Power of Attorney	SignedGlazunovPOA.pdf	3566963 [illegible]	no	2
Warnings:					
Information:					
6	Provisional Cover Sheet (SB16)	ScannedProvisionalSB.pdf	218702 [illegible]	no	2
Warnings:					
This is not a USPTO supplied Provisional Cover Sheet SB16 form.					
Information:					
7	Fee Worksheet (SB06)	fee-info.pdf	29362 [illegible]	no	2
Warnings:					
Information:					
		Total Files Size (in bytes):	6489862		

This Acknowledgement Receipt evidences receipt on the noted date by the USPTO of the indicated documents, characterized by the applicant, and including page counts, where applicable. It serves as evidence of receipt similar to a Post Card, as described in MPEP 503.

New Applications Under 35 U.S.C. 111
If a new application is being filed and the application includes the necessary components for a filing date (see 37 CFR 1.53(b)-(d) and MPEP 506), a Filing Receipt (37 CFR 1.54) will be issued in due course and the date shown on this Acknowledgement Receipt will establish the filing date of the application.

National Stage of an International Application under 35 U.S.C. 371
If a timely submission to enter the national stage of an international application is compliant with the conditions of 35 U.S.C. 371 and other applicable requirements a Form PCT/DO/EO/903 indicating acceptance of the application as a national stage submission under 35 U.S.C. 371 will be issued in addition to the Filing Receipt, in due course.

New International Application Filed with the USPTO as a Receiving Office
If a new international application is being filed and the international application includes the necessary components for an international filing date (see PCT Article 11 and MPEP 1810), a Notification of the International Application Number and of the International Filing Date (Form PCT/RO/105) will be issued in due course, subject to prescriptions concerning national security, and the date shown on this Acknowledgement Receipt will establish the international filing date of the application.